SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12.


                               VASOMEDICAL, INC.
                (Name of Registrant as Specified In Its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
 Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

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


                               VASOMEDICAL, INC.
                                ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                December 18, 2002
                                ---------------

To our Stockholders:

     An annual meeting of stockholders will be held at the Griffis Faculty Club, Weill Cornell Medical College, 521 East 68th Street, New York, New York 10021 on Wednesday, December 18, 2002 beginning at 10:00 a.m. At the meeting, you will be asked to vote on the following matters:

     1.   Election of three directors.

     2.   Ratification  of the  appointment  by the Board of  Directors of Grant
          Thornton LLP as our independent certified public accountants for fiscal year 2003.

     3.   Any other matters that properly come before the meeting.

     The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

        If you are a stockholder of record at the close of business on October i23, 2002, you are entitled to vote at the meeting or at any adjournment or postponement of the meeting. This notice and proxy statement are first being mailed to stockholders on or about November 13, 2002.

                               By Order of the Board of Directors,

                                      JOSEPH A. GIACALONE
                                          Secretary
Dated:  November 13, 2002
        Westbury, New York


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE AS DESCRIBED ON THE ENCLOSED PROXY CARD. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE ENCLOSED PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                               VASOMEDICAL, INC.
                               180 Linden Avenue
                          Westbury, New York 11590 USA
                                ---------------

                                PROXY STATEMENT
                                ---------------

                         ANNUAL MEETING OF STOCKHOLDERS
                          Wednesday, December 18, 2002
                                    --------

     Our Annual Meeting of Stockholders will be held on Wednesday, December 18, 2002 at the Griffis Faculty Club, Weill Cornell Medical College, 521 East 68th Street, New York, New York 10021 at 10:00 a.m. This proxy statement contains information about the matters to be considered at the meeting or any adjournments or postponements of the meeting.

                               ABOUT THE MEETING

What is being considered at the meeting?

     You will be voting on the following:

     --   election of directors;
     -- ratification of the appointment of independent certified public accountants.

In addition, our management will report on our performance during fiscal 2002 and respond to your questions.

Who is entitled to vote at the meeting?

     You may vote if you owned stock as of the close of business on October 23, 2002. Each share of stock is entitled to one vote.

How do I vote?

          You can vote in two ways:
     --   by attending the meeting or
     --   by completing, signing and returning the enclosed proxy card.

Can I change my mind after I vote?

     Yes, you may change your mind at any time before the vote is taken at the meeting. You can do this by (1) signing another proxy with a later date and returning it to us prior to the meeting or filing with our corporate secretary a written notice revoking your proxy, or (2) voting again at the meeting.

What if I return my proxy card but do not include voting instructions?

     Proxies that are signed and returned but do not include voting instructions will be voted FOR the election of the nominee directors and FOR the appointment of our company's independent certified public accountants.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Co. (718) 921-8200.

Will my shares be voted if I do not provide my proxy?

     If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers' unvoted shares on certain
"routine" matters, including the election of directors. When a brokerage firm votes its customer's unvoted shares, these shares are counted for purposes of establishing a quorum. At our meeting, these shares will be counted as voted by the brokerage firm in the election of directors and appointment of auditors, but will not be counted for any other matters to be voted on because these other matters would not be considered "routine" under the applicable rules.

How many votes must be present to hold the meeting?

     Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares as of October 23, 2002 must be present at the meeting. This is referred to as a quorum. On October 23, 2002, there were 57,559,120 shares outstanding and entitled to vote.

What vote is required to approve each item?

     The affirmative vote of a majority of the votes cast at the Annual Meeting is required for approval of the election of directors and the appointment of our independent certified public accountants. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.


                                STOCK OWNERSHIP

     The following information, including stock ownership, is submitted with respect to our directors, each executive officer named in the "Summary Compensation Table," for all executive officers and directors as a group, and, based solely on filings with the Securities and Exchange Commission, except as otherwise indicated, for each holder of more than five percent of our common stock as of October 31, 2002.

                                                      Common Stock                  % of Outstanding
Name of Beneficial Owner                        Beneficially Owned (1)(2)(3)              Shares
------------------------                        ----------------------------        ----------------
Alexander G. Bearn, MD (7)(8)(9)(15)(22)(25)           85,175 shs.                         *
180 Linden Avenue, Westbury, NY 11590

David S. Blumenthal, MD (4)(8)(9)(14)(22)(25)         123,078 shs.                         *
407 East 70th Street, New York, NY 10021

Gregory D. Cash                                          -                                 -
180 Linden Avenue, Westbury, NY 11590

Abraham E. Cohen (4)(7)(8)(10)(11)(22)(25)            693,078 shs.                        1.20%
444 Madison Avenue, New York, NY 10022

D. Michael Deignan (29)(30)(31)                       393,085 shs.                         *
180 Linden Avenue, Westbury, NY 11590

Joseph A. Giacalone (6)(12)(18)(19)(23)(24)           482,028 shs.                         *
180 Linden Avenue, Westbury, NY 11590

John C. K. Hui, PhD (5)(12)(16)(24)                 1,400,989 shs.                        2.40%
180 Linden Avenue, Westbury, NY 11590

                                                      Common Stock                  % of Outstanding
Name of Beneficial Owner                        Beneficially Owned (1)(2)(3)              Shares
------------------------                        ----------------------------        ----------------
Photios T. Paulson (21)(22)(25)(27)(28)               106,667 shs.                         *
615 Franklin Turnpike, Ridgewood, NJ 07450

Kenneth W. Rind, PhD (4)(7)(8)(9)(22)(25)             388,078 shs.                         *
750 Lexington Avenue, New York, NY 10022

E. Donald Shapiro (22)(25)                            611,428 shs.                        1.06%
180 Linden Avenue, Westbury, NY 11590

Anthony Viscusi (5)(13)(17)(20)(22)(25)             1,620,000 shs.                        2.78%
380 Lexington Avenue, Suite 1700, New York,
NY 10168

Forrest R. Whittaker (21)(22)(25)(27)                  41,667 shs.                         *
4280 Hacienda Drive, Pleasanton, CA 94588

Martin Zeiger (26)                                     16,667 shs.                         *
2 Quaker Road, Pomona, NY 10970

Directors and executive officers
  as a group (12 persons)                           5,568,853 shs.                        9.28%
----------

*       Less than 1% of the Company's Common Stock

(1) No officer or director owns more than one percent of the issued and outstanding Common Stock of the Company unless otherwise indicated.
(2)  Ownership represents sole voting and investment power.
(3) Includes Common Stock issuable under stock options and warrants that are exercisable within 60 days.
(4) Includes currently exercisable options to purchase 12,903 shares of Common Stock at $.775 per share expiring in May 2005 granted pursuant to the Outside Director Stock Option Plan.
(5) Includes options to purchase 150,000 shares of Common Stock at $3.4375 per share expiring in May 2006.
(6) Includes options to purchase 105,000 shares of Common Stock at $3.4375 per share expiring in May 2006.
(7) Includes currently exercisable options to purchase 4,525 shares of Common Stock at $2.21 per share expiring in May 2006 granted pursuant to the Outside Director Stock Option Plan.
(8) Includes currently exercisable options to purchase 5,650 shares of Common Stock at $1.77 per share expiring in May 2007 granted pursuant to the Outside Director Stock Option Plan.
(9) Includes currently exercisable options to purchase 10,000 shares of Common Stock at $.875 per share expiring in January 2009 granted pursuant to the 1997 Stock Option Plan.
(10) Includes currently exercisable options to purchase 350,000 shares of Common Stock at $.875 per share expiring in January 2004 granted pursuant to the 1997 Stock Option Plan.
(11) Includes currently exercisable options to purchase 40,000 shares of Common Stock at $.875 per share expiring in January 2009 granted pursuant to the 1997 Stock Option Plan.
(12) Includes currently exercisable options to purchase 70,000 shares of Common Stock at $.875 per share expiring in January 2009 granted pursuant to the 1997 Stock Option Plan.
(13) Includes currently exercisable options to purchase 140,000 shares of Common Stock at $.875 per share expiring in January 2009 granted pursuant to the 1997 Stock Option Plan.
(14) Includes currently exercisable options to purchase 18,525 shares of Common Stock at $1.90625 per share expiring in March 2008 granted pursuant to the 1997 Stock Option Plan.
(15) Includes currently exercisable options to purchase 50,000 shares of Common Stock at $1.90625 per share expiring in March 2008 granted pursuant to the 1997 Stock Option Plan.
(16) Includes currently exercisable options to purchase 375,000 shares of Common Stock at $1.90625 per share expiring in March 2008 granted pursuant to the 1997 Stock Option Plan.
(17) Includes currently exercisable options to purchase 100,000 shares of Common Stock at $1.90625 per share expiring in March 2008 granted pursuant to the 1997 Stock Option Plan.
(18) Includes currently exercisable options to purchase 52,500 shares of Common Stock at $1.90625 per share expiring in March 2008 granted pursuant to the 1997 Stock Option Plan.
(19) Includes currently exercisable options to purchase 10,000 shares of Common Stock at $1.6875 per share expiring in July 2009 granted pursuant to the 1999 Stock Option Plan.
(20) Includes currently exercisable options to purchase 100,000 shares of Common Stock at $1.6875 per share expiring in July 2009 granted pursuant to the 1999 Stock Option Plan.
(21) Includes currently exercisable options to purchase 15,000 shares of Common Stock at $3.94 per share expiring in April 2010 granted pursuant to the 1999 Stock Option Plan.


(22) Includes currently exercisable options to purchase 10,000 shares of Common Stock at $3.88 per share expiring in October 2010 granted pursuant to the 1999 Stock Option Plan.
(23) Includes currently exercisable options to purchase 40,000 shares of Common Stock at $1.22 per share expiring in January 2010 granted pursuant to the 1999 Stock Option Plan.
(24) Includes currently exercisable options to purchase 16,667 shares of Common Stock at $3.96 per share expiring in July 2011 granted pursuant to the 1999 Stock Option Plan.
(25) Includes currently exercisable options to purchase 5,000 shares of Common Stock at $3.13 per share expiring in October 2011 granted pursuant to the 1999 Stock Option Plan.
(26) Includes currently exercisable options to purchase 16,667 shares of Common Stock at $3.13 per share expiring in October 2011 granted pursuant to the 1999 Stock Option Plan.
(27) Includes currently exercisable options to purchase 6,667 shares of Common Stock at $3.13 per share expiring in October 2011 granted pursuant to the 1999 Stock Option Plan.
(28) Includes currently exercisable options to purchase 65,000 shares of Common Stock at $.72 per share expiring in October 2012 granted pursuant to the 1999 Stock Option Plan.
(29) Includes currently exercisable options to purchase 250,000 shares of Common Stock at $1.22 per share expiring in March 2004 granted pursuant to the 1999 Stock Option Plan.
(30) Includes currently exercisable options to purchase 50,000 shares of Common Stock at $5.15 per share expiring in March 2004 granted pursuant to the 1999 Stock Option Plan.
(31) Includes currently exercisable options to purchase 66,667 shares of Common Stock at $3.96 per share expiring in March 2004 granted pursuant to the 1999 Stock Option Plan.

                             ELECTION OF DIRECTORS

     Our certificate of incorporation and by-laws provides for a Board of Directors consisting of not less than three nor more than eleven directors. Our Board of Directors is divided into three classes, as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors consists of ten directors as set forth below:

       Class I                        Class II                     Class III
(To Serve Until the             (To Serve Until the            (To Serve Until the
Annual Meeting of               Annual Meeting of               Annual Meeting of
Stockholders in 2002)           Stockholders in 2003)          Stockholders in 2004)
-----------------------------------------------------------------------------------------

E. Donald Shapiro (1)(2)(3)        Abraham E. Cohen (5)        Alexander G. Bearn, MD (3)
Anthony Viscusi (1)(2)(3)(4)       John C.K. Hui, PhD          David S. Blumenthal, MD (3)
Martin Zeiger (2)(4)               Photios T. Paulson (1)(3)   Kenneth W. Rind, PhD (1)(4)
                                   Forrest R. Whittaker (2)(3)

---------------------
(1) Member of the Executive Committee
(2) Member of the Audit Committee
(3) Member of the Compensation Committee
(4) Member of the Corporate Governance Committee
(5) Ex-officio member of all committees

     Messrs. Shapiro, Viscusi and Zeiger, current directors in Class I, are to be elected to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Shares represented by executed proxies in the form enclosed will be voted, unless otherwise indicated, for the election as directors of the nominees named in Class I unless any such nominee shall be unavailable, in which event such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

     Our Board of Directors held five meetings during our fiscal year ended May 31, 2002. Each director attended or participated in at least 75% of such meetings of the Board of Directors. During the fiscal year ended May 31, 2002, there were

     --   seven meetings of the Audit Committee,
     --   five meetings of the Compensation Committee,
     --   four meetings of the Executive Committee, and

     Our Audit Committee is involved in discussions with our independent public accountants with respect to the quarterly and year-end audited financial statements, our internal accounting controls and the professional services furnished by our independent public accountants. Our independent public accountants periodically meet alone with the Audit Committee and have unrestricted  access  to  the  committee.  See  "Audit  Committee  Report."  Our
Compensation Committee recommends executive compensation and the granting of stock options to key employees. See "Compensation Committee Report on Executive Compensation." Our Executive Committee was established to advise the Board of Directors and make recommendations on matters relating to our business and operations. Our Corporate Governance Committee, which was formed in October 2002, is responsible for establishing and maintaining procedures for receiving, investigating and reporting of information and reports concerning alleged violations of our Code of Business Ethics and Standards of Conduct.

Principal Occupations of Directors

     The following is a brief account of the business experience for the past five years of our directors:

     Alexander G. Bearn, MD (79 years of age) has been a director since November 1994. Dr. Bearn is a physician, scientist and author who has had distinguished careers in academe and industry. From 1997 through his retirement in 2001, Dr. Bearn was the Executive Officer of the American Philosophical Society. Since 1966, Dr. Bearn has also been an adjunct professor at Rockefeller University. He has also held positions as Chairman of the Department of Medicine of Cornell University Medical College and Senior Vice President of Medical and Scientific Affairs at Merck International. He serves on several boards, including the Board of Trustees of Rockefeller University, the Macy Foundation and the Howard Hughes Medical Institute.

     David S. Blumenthal, MD (52) has been a director since June 1994. Dr. Blumenthal has been a practicing cardiologist in the State of New York since
1981 and is a  Clinical  Professor  of  Medicine  at the Weill  Cornell  Medical
College.

     Abraham E. Cohen (66) has been Chairman of the Board since June 1994 and a director since June 1993, and is presently an independent consultant. He retired in 1992 as Senior Vice President of Merck & Co., Inc., a position he was elected in 1985. From 1979 to 1989, Mr. Cohen was also President of Merck Sharp & Dohme International, a division of Merck & Co., Inc. Mr. Cohen is a director of the following public companies: Akzo Nobel Nv., Axonyx Inc., Chugai Pharmaceutical Co., Ltd., Neurobiological Technologies, Inc. and Teva Pharmaceutical Industries, Ltd.

     John C.K. Hui, PhD (56), the Company's Chief Technology Officer, has been a director and Senior Vice President since February 1995. Dr. Hui has been an Assistant Professor in the Department of Surgery at the State University of Stony Brook, New York since 1978. He has also been a scientist in the medical department of Brookhaven National Laboratories. Dr. Hui was president of and a principal stockholder in Vasogenics, Inc. at the time of its acquisition by us in January 1995.

     Photios T. Paulson (63) has been a director since April 2000 and was recently appointed as the Company's Chief Executive Officer in October 2002. Mr. Paulson has been an advisor to the health care industry and was Vice President of bioMerieux N.A. from 1995 to 1999. Between 1990 and 1995, Mr. Paulson was Chairman of bioMerieux N.A. Inc. Between 1987 and 1990, he was Senior Advisor, Health Care Industry, for Prudential Securities. Mr. Paulson previously held senior positions with Becton Dickinson and Company through 1987. Mr. Paulson is a director of bioMerieux N.A. Inc. and Silliker Inc.

     Kenneth W. Rind, PhD (67) has been a director since February 1995. Dr. Rind has been Chairman of Oxford Venture Corporation, an independent venture capital company, since 1981 and in 1998 was a founding General Partner of Israel Infinity Venture Capital Fund. Previously, he was responsible for acquisitions and venture capital investments at Xerox Development Corporation and in charge of technology investment banking at Oppenheimer & Co., Inc. (now CIBC). He is a director of several private companies.

     E. Donald Shapiro (71) has been a director since June 1993, Vice Chairman of the Company since January 2000 and is presently Dean Emeritus and Professor of The New York Law School. Mr. Shapiro is formerly the Joseph Solomon Distinguished Professor of Law and is a former Dean of The New York Law School, as well as a Supernumerary Fellow of St. Cross College at Oxford University, England. He has authored numerous books and articles in the field of medicine and law and is a recipient of honors and awards both in the United States and overseas. Mr. Shapiro is a director of the following public companies: Loral Space and Communications, Inc., Kramont Realty Trust and Frequency Electronics, Inc.

     Anthony Viscusi (70) has been a director since June 1994 and was our President and Chief Executive Officer from June 1994 through his retirement in January 2000. Mr. Viscusi was Senior Vice President, Worldwide Marketing for the AgVet division of Merck & Co., Inc. from 1987 to 1993. In 1961, Mr. Viscusi joined the international human health division of Merck, in which he spent most of his career in various general management positions, after having taught at Columbia, Wesleyan and Princeton universities.

     Forrest R. Whittaker (53) has been a director since April 2000. Mr. Whittaker has been President of the Respiratory Division of Tyco Healthcare since June 2000. Prior thereto, Mr. Whittaker was President and CEO of Paidos Health Management Services, Inc. between 1993 and 2000 and President of Baxter Healthcare Corporation's V. Mueller Division from 1989 through 1993.

     Martin Zeiger (65) has been a director since October 2001. Mr. Zeiger has been Senior Vice President of Strategic Business Development for Barr Laboratories, a drug manufacturer, since 1999. From 1987 through 1999, Mr. Zeiger was Vice President and General Counsel for Rugby Laboratories, which was ultimately acquired by Hoechst in 1995. Mr. Zeiger is a member of the Heritage Board of Directors of the American Heart Association in New York and a founding director of the Larry King Cardiac Foundation.



                                   MANAGEMENT

Our Officers are:
Name                              Age             Position Held With the Company
----                              ---             ------------------------------
Photios T. Paulson                63              Chief Executive Officer
Gregory D. Cash                   45              President and Chief Operating Officer
John C. K. Hui, PhD               56              Senior Vice President and Chief Technology Officer
Joseph A. Giacalone               39              Chief Financial Officer and Secretary

--------------

     Gregory D. Cash was appointed President and Chief Operating Officer on October 28, 2002. From April 2001 to October 2002, Mr. Cash served as Corporate Vice President of Datascope Corporation and President of its wholly-owned subsidiary, Intervascular, Inc., a medical device company. From October 1999 to April 2001, he was President and Chief Operating Officer of Eminent Technology Partners, Inc., a regulatory and clinical trial management company. Mr. Cash was Vice President and General Manager, Vascular Therapies, for U.S. Surgical Corporation from 1997 to 1999. He previously spent 5 years with Boston Scientific Corporation, ultimately as Vice President, Cardiology Sales and Marketing, Europe, prior to which he served 14 years at Medtronic, Inc.

     Joseph A. Giacalone, a certified public accountant, has been Chief Financial Officer of the Company since January 2000, Secretary since February 1994, Treasurer from February 1994 to January 2000, and has been employed by the Company since February 1993. From 1983 to 1993, Mr. Giacalone was employed by the international accounting firm of Grant Thornton LLP.

Executive Compensation
     The following table sets forth the annual and long-term compensation of our Chief Executive Officer and each of our most highly compensated officers other than the Chief Executive Officer (the "named executive officers") for the fiscal years ended May 31, 2002, 2001, and 2000.

                                                      Summary Compensation Table
                                                                                Long Term Compensation
                                                                ---------------------------------------------------
                                       Annual Compensation                        Awards     Payouts
                              -----------------------------------------------------------   ---------
                                                       Other    Restricted Shares Covered  Long Term
Name and                                               Annual         Stock   By Option Incentive Plan    All Other
Principal Position     Year      Salary     Bonus  Compensation (1)   Awards      Grants       Payout   Compensation(3)
------------------     -----     ------     -----  ----------------   ------      ------       -------  ------------
D. Michael Deignan (2) 2002    $240,000           -            -           -     200,000            -       $10,626
President & CEO        2001    $240,000    $125,000            -           -           -            -        $4,311
                       2000     $75,000           -            -           -     650,000            -        $1,126

John C.K. Hui          2002    $143,333           -            -           -      50,000            -       $14,503
Senior VP/CTO          2001    $140,000     $37,485            -           -           -            -       $11,815
                       2000    $140,000           -     $489,000           -           -            -       $10,344

Joseph A. Giacalone    2002    $134,287           -            -           -      50,000            -       $11,061
CFO/Secretary          2001    $127,355     $34,840            -           -           -            -       $10,107
                       2000    $113,596           -   $1,432,500           -      70,000            -       $10,367

     (1) Represents the difference between the closing price of our common stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise. The calculation does not reflect the effects of any income taxes that may be due on the value realized.
     (2) The Board of Directors appointed D. Michael Deignan as President and Chief Executive Officer in January 2000. Mr. Deignan resigned his position as an officer and director on October 21, 2002 and is a consultant to the Company.
     (3) Represents premiums paid on medical, dental, life and disability group benefit plans.

Option/SAR Grants in Last Fiscal Year
     The following table sets forth the number of options granted to our named executive officers during the fiscal year ended May 31, 2002.

                                                                                                Potential Realizable
                                                                                                    Value at Assumed
                                                                                               Annual Rates of Stock
                                                                                                  Price Appreciation
                                                  Individual Grants                                  for Option Term
                               -------------------------------------------------------------------------------------
                                Total Number
                               of Securities       % of Total
                                  Underlying      Options/SARs     Exercise
                                Options/SARs      to Employees        Price   Expiration
Name                             Granted (#)     in Fiscal Year    ($/share)      Date            5%          10%
----                           -------------     --------------    ---------  ----------          --          ---

D. Michael Deignan                   200,000 (1)    18%              $3.96       7/10/11       $498,085   $1,262,244
John C.K. Hui                         50,000 (1)     5%              $3.96       7/10/11       $124,521     $315,561
Joseph A. Giacalone                   50,000 (1)     5%              $3.96       7/10/11       $124,521     $315,561

     (1) Represents ten-year, non-qualified stock options under the 1999 Stock Option Plan that vest equally over three years commencing July 11, 2002. Such vesting is contingent upon continued employment or service with us.

Aggregated Option/SAR Exercises in Last Fiscal Year and F/Y-End Option Values
     The following table sets forth information for each of the named executive officers with respect to the value of options or warrants exercised during the fiscal year ended May 31, 2002 and the value of outstanding and unexercised options or warrants held as of May 31, 2002, based upon the market value of the common stock of $1.78 per share on that date.

                                                                                       Value of Unexercised
                                                             Number of Options at      In-the-Money Options
                             Shares Acquired         Value      Fiscal Year End       at Fiscal Year End (2)
Name                         on Exercise (#)  Realized (1)  Exercisable Unexercisable Exercisable Unexercisable
----                         ---------------  ------------  ------------------------- -------------------------
D. Michael Deignan                         -             -      366,667      133,333     $140,313     $252,563
John C.K. Hui                              -             -      611,667       33,333      $63,350           $-
Joseph A. Giacalone                        -             -      290,833       56,667      $86,417      $11,533

(1) Represents the difference between the closing price of the common stock and the exercise price of the options on the date of exercise multiplied by the number of shares acquired upon exercise. The calculation does not reflect the effects of any income taxes that may be due on the value realized.

(2) Represents the difference between the closing market price of the common stock at May 31, 2002 of $1.78 per share and the exercise price per share multiplied by the number of in-the-money options at May 31, 2002.

Employment Agreements
     We maintain employment agreements with Mr. Cash, expiring October 2004, and with Dr. Hui, expiring January 2005. The employment agreements provide for an annual base salary to Messrs. Cash and Hui of $220,000 and $150,000, respectively. The employment agreements also provide, among other things, that in the event there is a change in our control, as defined therein, or in any person directly or indirectly controlling us, as also defined therein, the employee has the option to terminate his employment agreement. Upon such termination, the employee has the right to receive as a lump-sum payment certain compensation remaining to be paid.

Equity Compensation Plan Information
     The following chart summarizes the options and warrants outstanding and available to be issued at May 31, 2002:

-------------------------------------- -------------------------- ------------------ ------------------------------
Plan Category                          Number of  securities  to  Weighted-average   Number of securities
                                       be issued  upon  exercise  exercise    price  remaining available for
                                       of  outstanding   options  of    outstanding  future issuance under equity
                                       and warrants               options       and  compensation plans
                                                                  warrants           (excluding securities
                                                                                     reflected in column (a))
                                                  (a)                    (b)                  (c)
-------------------------------------- -------------------------- ------------------ ------------------------------
Equity compensation plans
approved by security holders                           2,333,156              $1.83                        119,168
-------------------------------------- -------------------------- ------------------ ------------------------------

Equity compensation plans not
approved by security holders                           3,687,267              $2.56                      2,140,233
-------------------------------------- -------------------------- ------------------ ------------------------------

    Total                                              6,020,423              $2.28                      2,259,401
-------------------------------------- -------------------------- ------------------ ------------------------------

Stock Option and Other Plans
1995 Stock Option Plan
     In May 1995, our stockholders approved the 1995 Stock Option Plan for our officers and employees, for which we reserved an aggregate of 1,500,000 shares of common stock. In December 1997, our Board of Directors terminated the 1995 Stock Option Plan. At May 31, 2002, 972,000 options had been granted, of which 581,000 are outstanding under the 1995 Option Plan.

Outside Director Stock Option Plan
     In May 1995, our stockholders approved an Outside Director Stock Option Plan for our non-employee directors, for which we reserved an aggregate of 300,000 shares of common stock. On June 1, 1997, 1996 and 1995, options to purchase an aggregate of 39,550 shares, 31,675 shares, and 77,418 shares of common stock, respectively, at $1.77, $2.21, and $.78 per share, respectively, were granted to outside directors. In December 1997, our Board of Directors terminated the Outside Director Stock Option Plan. At May 31, 2002, 97,962 options are outstanding under the Outside Director Stock Option Plan.

1997 Stock Option Plan
     In December 1997, our stockholders approved the 1997 Stock Option Plan (the "1997 Plan") for our officers, directors, employees and consultants, for which we have reserved, as amended, an aggregate of 2,800,000 shares of common stock. The 1997 Plan provides that it will be administered by a committee of our Board of Directors and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1997 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all of our voting stock, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option. The term for which options may be granted under the 1997

Plan expires August 6, 2007. At May 31, 2002, 2,838,000 options had been granted (including options previously granted but subsequently canceled), of which 1,624,194 are outstanding under the 1997 Plan.

1999 Stock Option Plan
     In July 1999, our Board of Directors authorized the 1999 Stock Option Plan (the "1999 Plan") for our officers, directors, employees and consultants, for which we have reserved, as amended, an aggregate of 5,000,000 shares of common stock. The 1999 Plan provides that it will be administered by a committee of our Board of Directors and that the committee will have full authority to determine the identity of the recipients of the options and the number of shares subject to each option. Options granted under the 1999 Plan may be either incentive stock options or non-qualified stock options. The option price shall be 100% of the fair market value of the common stock on the date of the grant (or in the case of incentive stock options granted to any individual principal stockholder who owns stock possessing more than 10% of the total combined voting power of all of our voting stock, 110% of such fair market value). The term of any option may be fixed by the committee but in no event shall exceed ten years from the date of grant. Options are exercisable upon payment in full of the exercise price, either in cash or in common stock valued at fair market value on the date of exercise of the option. The term for which options may be granted under the 1999 Plan expires July 12, 2009. At May 31, 2002, 3,122,100 options had been granted, of which 2,889,767 are outstanding under the 1999 Plan.

Shareholder Rights Plan
     In March 1995, our Board of Directors approved a Shareholder Rights Plan, under which a dividend distribution of one Right for each outstanding share of our common stock is authorized. Each Right will entitle stockholders of record on May 9, 1995 to purchase one-half share of Common Stock at a 50% discount to market price if a person or group acquires 20% or more of our outstanding stock. At present, we are not aware of any such person or group seeking to acquire 20% or more of our outstanding common stock.

Director's Compensation
     It has been our policy to grant fees of $1,500 per meeting to each outside director who attends a regularly scheduled or special meeting of its Board of Directors. Messrs. Cohen, Shapiro and Viscusi do not receive per- meeting fees but monthly fees of $2,500. Fees for committee meetings are $1,000 per meeting if the meeting is held on a different day than the Board meeting. In addition, we reimburse out-of-state directors for their cost of travel and lodging to attend such meetings.
          Our compensation structure for outside directors, as revised in October 2001, provides for the issuance of:

     -- a one-time grant of 50,000 non-qualified stock options to outside directors issued on the date of their initial appointment to our Board of Directors at the closing price on the issue date and vesting in three equal annual increments commencing on the first anniversary of the grant and contingent upon their continued service on our Board; and
     -- an automatic annual grant of 15,000 non-qualified stock options to outside directors issued on the date of our Annual Meeting of Stockholders at the closing price on the issue date and vesting in three equal annual increments commencing on the first anniversary of the grant and contingent upon their continued service on our Board.

Limitation on Liability of Officers and Directors
     We have entered into indemnification agreements with each of our current officers and directors pursuant to which we have agreed, among other things, to indemnify these officers and directors to the fullest extent permitted by Delaware law.

Compensation Committee Interlocks and Insider Participation
     During fiscal 2002, our Compensation Committee consisted of Messrs. Bearn, Blumenthal, Paulson, Shapiro, Viscusi, Whittaker and Cohen (ex-officio). None of these persons were our officers or employees during fiscal 2002 or, except as otherwise disclosed, had any relationship requiring disclosure in this Proxy Statement.

In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the caption "Compensation Committee Report on Executive Compensation" will not be deemed to be filed or to be proxy-soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act.





            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation of our executive officers is generally determined by the Compensation Committee of our Board of Directors, subject to applicable employment agreements. Each member of the Compensation Committee is a director who is not our employee or any of our affiliates. The following report with respect to certain compensation paid or awarded to our executive officers during fiscal 2002 is furnished by the directors who comprised the Compensation Committee during fiscal 2002.

General Policies
     Our compensation programs are intended to enable us to attract, motivate, reward and retain the management talent required to achieve corporate objectives and thereby increase shareholder value. It is our policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of our business. To attain these objectives, our executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

  Stock options are granted to  employees,  including our executive officers,  by the  Compensation  Committee under our 1999 Stock Option Plan. The
Committee believes that stock options provide an incentive that focuses the executive's attention on managing us from the perspective of an owner with an equity stake in the business. Options are awarded with an exercise price equal to the market value of common stock on the date of grant, have a maximum term of ten years and generally become exercisable, in whole or in part, starting one year from the date of grant. Among our executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. The largest grants are awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on our profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.
     From time to time, the Compensation Committee intends to utilize the services of independent consultants to perform analyses and to make recommendations to the Committee relative to executive compensation matters. No compensation consultant has so far been retained.

Relationship of Compensation to Performance and Compensation of Chief Executive Officer
     The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to our executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by us, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.
     The Compensation Committee did not make any determination on executive compensation to Mr. Deignan for fiscal 2002 since he was covered by a prior employment agreement. No bonuses or stock options were awarded to executive officers for fiscal 2002.

        Our Compensation Committee:
Alexander G. Bearn      David S. Blumenthal            Abraham E. Cohen (ex-officio)
Photios T. Paulson      E. Donald Shapiro, Chairman    Anthony Viscusi               Forrest R. Whittaker

                             AUDIT COMMITTEE REPORT

     The Audit Committee, the majority of whom are independent within the meaning of applicable rules and regulations, has adopted a charter to set forth its responsibilities.

     The Audit Committee has reviewed and discussed the Company's audited financial statements as of and for the year ended May 31, 2002 with management and the Company's independent public accountants.
     The Audit Committee has also received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent public accountants their independence.
     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended May 31, 2002 for filing with the Securities and Exchange Commission.

Fees related to services performed by Grant Thornton LLP in fiscal 2002 are as follows:

  Audit and Accounting Fees                                         $103,625
  Financial Information System Design and Implementation                   -
  All Other Fees                                                     $39,365
                                                                    --------
              Total                                                 $142,890
                                                                    ========

     The Audit Committee has considered whether the provision of the above services other than audit services is compatible with maintaining Grant Thornton LLP's independence and concluded that it is.

     Our Audit Committee:
Abraham E. Cohen (ex-officio)  Photios T. Paulson, Chairman    E. Donald Shapiro
Anthony Viscusi                Forrest R. Whittaker            Martin Zeiger

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than ten percent of a registered class of our equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission
(the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). These Reporting Persons are required by SEC regulation to furnish us with copies of all Forms 3, 4 and 5 they file with the SEC and the NASD. Based solely upon our review of the copies of the forms it has received, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal 2002.

                               PERFORMANCE GRAPH

     The following graph sets forth the cumulative total return* to the Company's stockholders during the five-year period ended May 31, 2002 as well as an overall stock market index (NASDAQ Stock Market Index) and the Company's peer group index (S&P Health Care Equipment):

                                                    Cumulative Total Return *
                                    5/31/97    5/31/98    5/31/99   5/31/00    5/31/01    5/31/02
                                    -------------------------------------------------------------
Vasomedical, Inc.                   100.00      92.59      75.92     237.04     233.48     105.48
NASDAQ Stock Market (US)            100.00     126.81     179.03     245.44     152.33     117.16
S&P Health Care Equipment Index     100.00     130.98     162.28     181.02     178.28     193.71

* 100 invested on 5/31/97 in stock or index - including reinvestment of dividends - Fiscal year ending May 31.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors recommends that the stockholders approve the appointment of Grant Thornton LLP as our independent public accountants to examine our financial statements for the fiscal year ending May 31, 2003. Grant Thornton LLP acted as our independent public accountants for the fiscal years ended May 31, 1992 through May 31, 2002 and has been selected by the Board of Directors to continue to act as our independent public accountants for our 2003 fiscal year.

     A representative of Grant Thornton LLP plans to be present at the Annual Meeting with the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

              FINANCIAL STATEMENTS AND INCORPORATION BY REFERENCE

     A copy of our Annual Report to Stockholders for the fiscal year ended May 31, 2002 has been provided to all stockholders as of the Record Date. Stockholders are referred to the report for financial and other information about us, but such report, other than the Selected Financial Data, Management's Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements, is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

                           FORWARD-LOOKING STATEMENTS

     Except for historical information contained in this proxy statement, the matters discussed are forward looking statements that involve risks and uncertainties. When used herein, words such as "anticipate", "believe", "estimate", "expect" and "intend" and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Among the factors that could cause actual results to differ materially are the following: the effect of business and economic conditions; the impact of competitive products and pricing; capacity and supply constraints or difficulties; product development, commercialization or technological difficulties; the regulatory and trade environment; and the risk factors reported from time to time in the Company's SEC reports. The Company undertakes no obligation to update forward-looking statements as a result of future events or developments.

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

     We will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain of our officers and regular employees may solicit proxies by telephone, telegraph or personal interview. We may also request brokerage houses and other custodians and nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held of record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to such beneficial owners.

     Stockholder   proposals   with  respect  to  our  next  Annual  Meeting  of
Stockholders must be received by us no later than May 10, 2003 to be considered for inclusion in our next Proxy Statement.

                             By Order of the Board of Directors,

                                  JOSEPH A. GIACALONE
                                      Secretary

Dated:  November 13, 2002
        Westbury, New York